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                                                              COMPOSITE ORIGINAL

                                        AMENDMENT NO. 3  (the "Amendment")
                                  dated as of December 16, 1994 to the Credit and Security Agreement dated as of March 6, 1991, as amended by Amendment No. 1 thereto dated as of March 30, 1994 and Amendment No. 2 thereto dated as of September 30, 1994 (the "Agreement" ) , among JONES SPACELINK INCOME/GROWTH FUND 1-A, LTD., a Colorado limited partnership (the "Borrower"), THE LENDERS REFERRED TO THEREIN (the "Lenders") and CREDIT LYONNAIS NEW YORK BRANCH, as agent for the Lenders (the "Agent").

                             INTRODUCTORY STATEMENT

                   All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Agreement.

                   The Borrower has requested that the Agreement be amended to modify the provisions of the Agreement as hereinafter set forth.

                   In consideration of the mutual agreements contained herein and other good and valuable consideration, the parties hereto hereby agree as follows:

                   SECTION 1. Amendment to the Agreement. Subject to the provisions of Section 2 hereof, the Agreement is hereby amended as follows:

                   (A)   The definition of "General Partner" appearing in
Article 1 of the Agreement is hereby amended in its entirety to read as follows:

                             "'General partner' shall mean either Jones
                   Spacelink, Ltd., a Colorado corporation or Jones Intercable, Inc., a Colorado corporation, whichever at the applicable time, is or was the general partner of the Borrower."

                   (B) Paragraph (k) of Article 7 of the Agreement is hereby amended in its entirety to read as follows:

                             "(k)   a 'change in control' shall occur; as used
                   herein a 'change in control' shall mean either Jones Spacelink, Ltd. or Jones Intercable, Inc. ceases to be the general partner of the Borrower;"
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                   SECTION 2.   Conditions to Effectiveness.   The
effectiveness of this Amendment is subject to the satisfaction in full of the following conditions precedent:

                   (A) the Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower and those Lenders required by Section 10.09 of the Agreement and the signature of Jones Intercable, Inc. as to its agreement with respect to the provisions of the Subordination Agreement as hereinafter set forth; and

                   (B) all legal matters in connection with this Amendment shall be reasonably satisfactory to Morgan, Lewis & Bockius, counsel for the Agent.

                   SECTION 3.   Representations and Warranties.   The Borrower
represents and warrants to the Lenders that:

                   (A) the representations and warranties contained in the Agreement and in the other Fundamental Documents are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

                   (B) the Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Event of Default has occurred or is continuing under the Agreement.

                   SECTION 4.   Full Force and Effect.   Except as expressly
set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Agreement or a waiver of any Default or Event of Default under the Agreement, in either case whether or not known to the Agent. Except as expressly amended hereby, the Agreement shall continue in full force
and effect in accordance with the provisions thereof on the date hereof.   As
used in the Agreement, the terms "Credit Agreement",  "this Agreement",
"herein",   "hereafter",   "hereto", "hereof",  and  words of similar import,
shall, unless the context otherwise requires, mean the Agreement as amended by
this Amendment.   References to the terms "Agreement" or "Credit Agreement"
appearing in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

                   SECTION  5.   APPLICABLE  LAW.   THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.





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                   SECTION 6.   Counterparts.  This Amendment may be executed
in two or more counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute but one instrument.

                   SECTION 7. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius, counsel for the Agent.

                   SECTION 8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

                   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.



                                  BORROWER:

                                  JONES  SPACELINK  INCOME/GROWTH
                                    FUND  1-A,  LTD.
                                    By:  Jones Spacelink, Ltd.,
                                         its General Partner


                                             By:    \s\ JAY B. LEWIS
                                                 Name:  Jay B. Lewis
                                                 Title: Treasurer


                                  CREDIT LYONNAIS NEW YORK BRANCH,
                                    individually and as Agent

                                  By:     /s/ BRUCE M. YEAGER
                                      Name:   Bruce M. Yeager
                                      Title:  First Vice President

                                  CREDIT LYONNAIS CAYMAN ISLAND
                                    BRANCH, individually

                                  By:     /s/ BRUCE M. YEAGER
                                      Name:   Bruce M. Yeager
                                      Title:  Authorized Signature





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                   Reference is hereby made to that certain Subordination
Agreement dated as of March 6, 1991 among the Borrower, Jones Spacelink, Ltd. and Credit Lyonnais New York Branch, as Agent (the "Subordination Agreement").

                   Jones Intercable, Inc. ("Intercable") by signing in the space provided below, agrees that at such time as it shall become the general partner of the Borrower:

                     (i) all then existing or thereafter arising obligations of the Borrower to pay (A) Management Fees or Home Office Allocations to Intercable,
                             (B) loans or advances from Intercable and (C) any other amount then or thereafter payable by the Borrower to Intercable, shall be Subordinated Obligations (as such term is defined in the Subordination Agreement) and shall be subordinate to the payment in full of the Senior Obligations (as such term is defined in the Subordination Agreement) to the extent and in the manner set forth in the Subordination Agreement;

                    (ii) Intercable assumes and agrees to perform, observe and be bound by, each of the covenants, rights, promises, agreements, terms, conditions, obligations, duties and liabilities under the Subordination Agreement as if it were the Subordinated Creditor (such term being used herein as defined in the Subordination Agreement) thereunder;

                   (iii) Intercable accepts and assumes any liability related to each representation or warranty, covenant or obligation made by the Subordinated Creditor in the Subordination Agreement as if it were the Subordinated Creditor thereunder and expressly affirms for the benefit of the Lenders, each of such representations, warranties, covenants and obligations;

                    (iv) Intercable agrees that Credit Lyonnais New York Branch, as Agent for the Lenders, shall have all
                             the rights and benefits contemplated   by the
                             Subordination Agreement with respect to all Subordinated Obligations owed to Intercable; and





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                     (v)     All references to the Subordinated Creditor in the
                             Credit Agreement or any other Fundamental Document shall include Intercable.

                                                 JONES INTERCABLE, INC.

                                                 By: /s/ J. ROY POTTLE
                                                     --------------------------
                                                     Name:   J. Roy Pottle
                                                     Title:  Treasurer





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